Catherine J. Taulbee

Senior Manager - Legal Services

1-800-291-9523

NOTE to XBRL Interactive Filing Dated August 12, 2014

Re: The Vantagepoint Funds File Nos. 811-08941 and 333-60789

On behalf of The Vantagepoint Funds, attached hereto is a supplement to the Vantagepoint High Yield Fund dated August 1, 2014 that reflects a change in the Total fund operating expenses. As part of the Risk/Return Summary portion of the prospectus, this portion of the supplement is required to be filed in XBRL format.